UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/ A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

January 7, 2011

U.S. CHINA MINING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28806	43-1932733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17890 Castleton Street, Suite 112
City of Industry, California 91748
 (Address of principal executive offices, including zip code)

(626) 581-8878
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K filed by U.S. China Mining Group, Inc. (the “Company”) on January 12, 2011 (the “Original 8-K”) to correct the number of units sold by the Company and the net proceeds received by the Company in the private placement transaction described in the Original 8-K. Except for the foregoing, this Form 8-K/A effects no other changes to the Original 8-K.

Item 1.01             Entry into a Material Definitive Agreement

On January 7, 2011, U.S. China Mining Group, Inc. (the “Company”) entered into a Securities Purchase Agreement with the investors listed on the Schedule of Investors attached thereto (each, an “Investor ” and collectively, the “Investors”) and, with respect to certain sections hereof, Euro Pacific Capital, Inc., as the Placement Agent (“Euro Pacific”) pursuant to which the Company sold and issued to the Investors, in a private placement transaction  (the “Private Placement”), an aggregate of 3,750,000 units (the “Units”) at a purchase price of $4.00 per Unit.  Each Unit is comprised of (i) one share of our common stock, par value $0.001 per share (the "Common Stock"), and (ii) a five-year warrant (the “Investor Warrant”) to purchase 0.5 shares of our Common Stock at a per share exercise price of $6.80 per share.

In connection with the closing of the Private Placement, we received net proceeds of $13,650,500 after payment of $1,349,500 of aggregate cash commissions to the Placement Agent and Luopan Capital LLC, as co-placement agent (collectively with Euro Pacific, the “Placement Agents”), and other offering expenses and related costs in connection with the Private Placement.  In addition, we issued to the Placement Agents five-year warrants to purchase an aggregate of 375,000 shares of our Common Stock, at an exercise price of $6.80 per share (the “Agent Warrants”).

The Investor Warrants can be called by the Company for no consideration at any time after the shares of Common Stock underlying the Investor Warrants (the “Warrant Shares”) are registered for resale under an effective registration statement if the volume-weighted average trading price of the Common Stock for any 20 consecutive trading days equals or exceeds $12.00 per share and if the average trading volume during such 20-day period equals or exceeds $1,200,000.  The Investor Warrants and Agent Warrants may be exercised in cash or pursuant to a cashless exercise; however the Investor Warrants may only be exercised by cashless exercise if the Warrant Shares have not been registered for resale in an effective registration statement within twelve (12) months of their issuance. The exercise price of the Investor Warrants and the Agent Warrants is subject to adjustment for stock splits, stock dividends, recapitalizations and the like.

None of the Units, Investor Warrants or Agent Warrants, or the Common Stock issuable upon conversion or exercise thereof, has been registered under the Securities Act of 1933 and none may be offered or sold absent registration or an applicable exemption from registration.

In connection with the Private Placement, the Company, Euro Pacific and the Investors entered into a Registration Rights Agreement on January 7, 2011, the Company has agreed to register for resale the total number of shares of Common Stock underlying the Units sold in the Private Placement (including such shares that are issuable upon the exercise of Investor Warrants and Agent Warrants), on a registration statement to be filed with the Securities and Exchange Commission (the “SEC”)on or prior to forty-five (45) days from the closing date of the Private Placement.  The Company shall use its best efforts to have the registration statement declared effective within 150 days after the initial filing with the SEC or within 180 days if the registration statement is reviewed by the SEC.  The Company shall also maintain the effectiveness of the registration statement until all of the securities covered by the registration statement may be sold by the investors under Rule 144 without any restriction (including volume restrictions).

In the event the registration statement has not been filed or declared effective within the prescribed time period or if the Company has failed to maintain the effectiveness of the registration statement as required, the Company shall pay to the Investors liquidated damages equal to 1.0% of the amount invested for each subsequent 30-day period until the registration statement becomes effective, up to a maximum of 10.0%, and prorated for any period of less than 30 days.

The descriptions of the terms and conditions of the Securities Purchase Agreement, Investor Warrant, Agent Warrant and Registration Rights Agreement are qualified in their entirety by the full text of such documents, each of which is attached hereto as an Exhibit.

Item 3.02   Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In connection with the Private Placement, on January 7, 2011, the Company issued 120,000 shares of Common Stock (the “Greenview Shares”) to Greenview Capital, LLC (“Greenview”) as consideration for services rendered by Greenview as a consultant to the Company with regards to the Private Placement.

The sale and issuance of the Units, Greenview Shares, Investor Warrants and Agent Warrants (and the issuance of shares of Common Stock upon exercise thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01             Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

4.1	Form of Investor Warrant (1)

4.2	Form of Agent Warrant (1)

10.1	Securities Purchase Agreement, by and among the Company, the Investors and, with respect to certain sections therein, Euro Pacific (1)

10.2	Registration Rights Agreement, by and among the Company, the Investors and, with respect to certain sections therein, Euro Pacific (1)

(1) Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on January 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. China Mining Group, Inc.

Date: January 13 , 2011	/s/ Hongwen Li
Hongwen Li
Chief Executive Officer